February 12, 2015

FOURTH QUARTER 2014 REVIEW

Peter S. Kraus Chairman & Chief Executive Officer
John C. Weisenseel Chief Financial Officer

Cautions Regarding Forward-Looking Statements

Certain statements provided by management in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AB cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AB undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see "Risk Factors" and "Cautions Regarding Forward-Looking Statements" in AB's Form 10-K for the year ended December 31, 2014. Any or all of the forward-looking statements made in this presentation, Form 10-K, Form 10-Qs, other documents AB files with or furnishes to the SEC, and any other public statements issued by AB, may turn out to be wrong. It is important to remember that other factors besides those listed in "Risk Factors" and "Cautions Regarding Forward-Looking Statements," and those listed below, could also adversely affect AB's financial condition, results of operations and business prospects.

The forward-looking statements referred to in the preceding paragraph include statements regarding:

+ **The pipeline of new institutional mandates not yet funded:** Before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times currently anticipated, or that mandates ultimately will not be funded.
+ **The possibility that AB will engage in open market purchases of Holding Units to help fund anticipated obligations under our incentive compensation award program:** The number of Holding Units AB may decide to buy in future periods, if any, to help fund incentive compensation awards is dependent upon various factors, some of which are beyond our control, including the fluctuation in the price of a Holding Unit and the availability of cash to make these purchases.
+ **Our anticipation that cumulative write-offs relating to Phase II of our global real estate consolidation program targeting approximately 510,000 square feet of office space will remain in our previously announced range of $225 million to $250 million:** Any charges we record are based on our current assumptions regarding sublease marketing periods, costs to prepare the properties to market, market rental rates, broker commissions and subtenant allowances/incentives, all of which are factors largely beyond our control. If our assumptions prove to be incorrect, we may be forced to record additional charges beyond our previously announced range of $225 million to $250 million.

Peter S. Kraus
Chairman & Chief Executive Officer

Firmwide Overview: Fourth Quarter and Full Year 2014


In US $ Billions; scales are different
Gross Sales
$15.2
$18.8
4Q14
3Q14
$72.5
$80.4
2014
2013
Net Flows*
$(1.6)
$2.8
4Q14
3Q14
$5.1
$(12.3)
2014
2013
Outflows related to AXA dispositions
End of Period AUM
$474.0
$473.0
4Q14
3Q14
$474.0
$450.4
2014
2013
Average AUM
$476.0
$479.0
4Q14
3Q14
$467.5
$442.7
2014
2013

*2013 net flows include $6.8B in MONY Institutional fixed income redemptions sustained as a result of AXA's sale of MONY in October 2013 and $0.3B in outflows related to AXA's prior period sale of its Australian JV.

Asset Flows by Distribution Channel: Quarterly Trend



In US $ Billions
Gross Sales
Gross Redemptions
Net Flows
5.5
7.8
1.5
(5.6)
(3.9)
(2.3)
(0.8)
(11.1)
(11.7)
2.8
9.9
2.2
(3.8)
(1.1)
(1.7)
0.5
(6.6)
(11.0)
10.5
11.4
1.7
6.8
2.0
(0.5)
(3.7)
(2.2)
(9.4)
5.8
11.6
1.4
2.8
0.1
(0.1)
(1.3)
(3.0)
(11.7)
4.7
9.2
1.3
(0.1)
(0.3)
(1.2)
(1.4)
(5.0)
(10.4)
Inst.
Ret.
PWM
Inst.
Ret.
PWM
Inst.
Ret.
PWM
Inst.
Ret.
PWM
Inst.
Ret.
PWM

Total	4Q13	1Q14	2Q14	3Q14	4Q14
Gross Sales	$14.8	$14.9	$23.6	$18.8	$15.2
Gross Redemptions	(25.1)	(19.3)	(15.3)	(16.0)	(16.8)
Net Flows	(10.3)*	(4.4)	8.3	2.8	(1.6)

*4Q13 net flows include $6.8B in MONY Institutional fixed income redemptions sustained as a result of AXA's sale of MONY in October 2013.

Institutional Highlights

First Net Flow Positive Year Since 2007

($B)


19.2
17.3
21.3
24.9
23.9
5.5
(21.6)
(1.0)
(46.9)
(44.8)
(25.9)
(18.4)
(42.9)
(66.1)
(62.1)
2010
2011
2012
2013
2014
Gross Sales
Gross Redemptions
AXA / PPIP*
Net Flows

RFP Activity: Double-Digit Increases Across Asset Classes

FY14 / FY13 % Change


65
16
12
29
Equity
Fixed Income
Alts / Multi Asset
Total

Higher Active Pipeline† and Big 4Q14 CRS Addition

Pipeline at Quarter-End; $B


16.0
5.6
6.6
4.5
4.7
5.9
4Q13
3Q14
4Q14
Active
CRS / Passive

New Additions‡ Across Asset Classes

Fixed Income	
US Core Mortgage	$820M
Emerging Market Debt	$775M
Middle Market Lending	$300M
US High Yield	$280M
Canadian Fixed Income Core	$130M
TIPS Plus	$110M
Equity / Alts / Multi-Asset	
Customized Retirement Strategies	$10B
Core Opportunities	$430M
Real Estate Equity Fund 2	$130M
Emerging Consumer	$90M

*Prior period Canadian and Australian asset dispositions by the AXA Group resulted in Institutional redemptions of $2.8B in 2011, $5.3B in 2012 and $0.3B in 2013. Also in 2012, the successful liquidation of the Public Private Investment Program (PPIP) resulted in $1.8B in Institutional redemptions. In 2013, Institutions lost $6.8B in fixed income assets as a result of AXA's sale of MONY in 4Q13.
†Assets awarded and pending funding as of quarter-end.
‡Represents significant pipeline activity; not comprehensive.

Fixed Income Investment Performance

	Relative Performance Through 12/31/14 (%)		
	1 Year	3 Year	5 Year
US			
Strategic Core Plus	1.2	1.1	1.2
Core Fixed Income	0.2	0.6	0.7
High Yield	1.5	1.8	1.0
Diversified Yield Plus	3.3	4.0	3.9
Insurance – US Bond	0.7	1.0	0.7
TIPS – Plus	0.9	1.4	1.8
Unconstrained Bond	2.4	4.5	N/A
Global			
Global High Income	3.6	1.0	1.0
Global Fixed Income	0.3	0.6	1.9
Global Plus	0.4	0.3	1.0
Global Aggregate	0.7	0.5	1.2
Non-US Regional			
Canada Core Plus	0.7	0.8	1.1
UK Core Plus	1.2	1.2	1.4
European Income	(1.8)	1.7	1.3
European High Yield	(0.2)	1.3	N/A
Emerging Markets Debt	0.2	0.9	0.7

Benchmarks: Strategic Core Plus and Core Fixed Income – Barclays US Aggregate; High Yield – Barclays US Corporate High Yield; Diversified Yield Plus – Sterling 3 Month LIBOR; Insurance US Bond – Insurance Custom Index; TIPS Plus – Barclays US Treas. Inflation Notes; Unconstrained Bond – BofA Merrill Lynch US Treasuries (3M); Global High Income – Barclays Global High Yield; Global Fixed Income – Citigroup WGBI; Global Plus, Global Aggregate – Barclays Global Aggregate; Canada Core Plus – FTSE TMX Canada Bond Overall Index; UK Core Plus - Barclays Sterling Aggregate (10/1/08-10/31/11) and BofA Merrill Lynch Sterling Non Gilts All Stocks (11/1/11-12/31/14); European Income – 65% BC Euro Agg/35% BC Pan-Euro HY 2% Constraint; European High Yield – Barclays EURO HY 2% Cap; Emerging Markets Debt - JPM CEMBI Global. Preliminary performance as of 12/31/14; annualized and gross of fees.

Fixed Income: Benefits of a Diverse Platform and Careful Credit Selection

Dispersed Global Fixed Income Absolute Returns in 2014

Sector	Return	Sector	Return
Utilities	11.3%	Pan Euro High Yield	5.9%
Non US Govt.	9.2	US Treasuries	5.1
Industrials	7.8	Emerging Markets	4.8
Global Corporates	7.6	US CMBS	3.9
US Corporates	7.5	Agencies	3.7
Financials	6.7	US High Yield	2.5
US Mortgages	6.1	Asset Backed Securities	1.9

AB Fixed Income Platform Diverse, Global & Credit-Focused



US Multi-sector 5%
Other* 17%
High Income
Global Strategies 31%
Municipals 12%
Insurance Clients
EM Debt 4%
Credit 31%
Total Fixed Income AUM: $261B

E&P Fastest Growing Energy Sub-Sector in HY Index



250
200
150
100
50
0
New Issuances ($B)
Energy as % of Barclays US HY Index
17
15
13
11
9
7
5
Percent
06
07
08
09
10
11
12
13
14
Exploration & Production
Oil Field Services
Refining
Midstream/Pipeline

AB Underweight Energy with Careful Credit Selection



Average Energy Weight of US HY Index vs. AB US High Yield in 2014
15%
7
8
9%
5
4
Barclays US HY Index
AB US High Yield
Exploration & Production
All Other

*Includes US Multi-sector, Non US Regional, Passive, Private Placements, Liquid Markets and Other
Source: Barclays; As of December 31, 2014

Equities Investment Performance

	Relative Performance Through 12/31/14 (%)		
	1 Year	3 Year	5 Year
US			
US Small Cap Value	6.2	6.4	5.0
US Strategic Value	(0.2)	1.4	(1.6)
US Strategic Core Equity*	4.6	(0.5)	N/A
US Small Cap Growth	(6.2)	(1.0)	3.0
US Large Cap Growth	2.0	2.8	(0.6)
Select US Equity	0.6	0.6	2.4
Concentrated US Growth	0.6	3.2	1.7
US Growth & Income	(3.5)	0.1	1.1
Global/International			
Global Strategic Value	2.8	3.9	(0.6)
Global Strategic Core Equity*	6.6	0.2	N/A
Global Real Estate	0.2	2.1	1.3
Concentrated Global Growth	7.0	1.5	2.1
International Strategic Value	0.2	(0.5)	(2.9)
International Discovery	2.3	4.5	3.5
Emerging Markets Value	4.0	(0.7)	(1.8)
Emerging Markets Growth	6.5	5.7	1.7
Non-US Regional			
Japan Strategic Value	2.2	(1.9)	(0.1)
European Strategic Value	(1.9)	1.4	(1.9)

*US Strategic Core Equity was previously referred to as US Active Low Vol and Global Strategic Core Equity was previously referred to as Global Active Low Vol

Benchmarks: US Small Cap Value – Russell 2000 Value; US Strategic Value – Russell 1000 Value; US Strategic Core Equity – S&P 500; US Small Cap Growth – Russell 2000 Growth; US Large Cap Growth – Russell 1000 Growth; Select US Equity – S&P 500; Concentrated US Growth – S&P 500; US Growth & Income – Russell 1000 Value; Global Strategic Value – MSCI ACWI, Global Strategic Core Equity – MSCI World; Global Real Estate – FTSE EPRA/NAREIT Developed Real Estate; Concentrated Global Growth – MSCI World; International Strategic Value – MSCI EAFE; International Discovery – MSCI ACWI SMID ex-US; Emerging Markets Value, Emerging Markets Growth – MSCI EM; Japan Strategic Value – TOPIX; European Strategic Value – MSCI Europe. Preliminary performance as of 12/31/14; annualized and gross of fees.

Equities: Active Management, High Conviction and Selectivity

Concentrated, High Active Share Portfolios Outperformed

Median Alpha Performance of Large/Mid-Cap Strategies 2003–2013 (Percent)†



2.4
1.6
Active Share
89
76
1
(0.2)
35 or Fewer
High Active Share
36–200
Moderate Active Share
Passive
No Active Share

Flows to the Most Concentrated and Least Volatile Strategies

Institutional Flows†† for Last 3 Years ($B)



Top Quartile
Most Concentrated
(by # holdings[1])
Top Quartile Least Volatile
(by standard deviation[2])
11
56
41
29
(11)
Flows to other 3 Quartiles:
USLC
EM
Global
EAFE
US
(385)
42
(73)
45
(577)

Top Quartile†† Newer and Long-Standing AB Offerings

Bold offerings introduced since 2009; * indicates > 85% active share in 2014

AB Offering	1-Yr	3-Yr	5-Yr
Unique Alpha			
Concentrated US Growth*	✓	✓	✓
Concentrated Global Growth*	✓		
US Thematic Research*		✓	
Global Thematic Research*	✓		
Emerging Consumer*	✓		
Stable & Consistent Alpha			
US Core Opportunities	✓		✓
Select US Equity			✓
Global Core Equity*		✓	
Style Diversification			
US SMID Cap Value*	✓	✓	
US SMID Cap Growth*			✓
US Large Cap Growth	✓	✓	
Global Strategic Value*	✓	✓	
Emerging Markets Growth	✓	✓	
Limiting Downside Risk			
US Strategic Core Equity	✓		
Global Strategic Core Equity	✓		

†1,253 large- and mid-capitalization US equity separate accounts with a min 3-yr track record and $100M in assets; 231 strategies < 35 stocks, 1,022 have 36–200, and passive is the top largest passive strategies (vs. S&P 500). All data gross of fees. Active share is 5-yr avg. Source: Bloomberg, Lipper, Morningstar, MSCI, S&P. ††Source: eVestment (1) Institutional flows to US large cap portfolios through September 30, 2014. (2) Standard deviation calculated over trailing three years as of December 31, 2014.

Retail Highlights

Net Flow Improvement as Redemptions Slowed

($B)



33.2
31.0
56.3
16.2
49.1
42.1
(7.4)
(10.9)
(7.5)
(0.5)
(40.6)
(41.9)
(40.1)
(56.6)
(42.6)
2010
2011
2012
2013
2014
Gross Sales
Gross Redemptions
Net Flows

Global High Yield and American Income Flow Trends

$B



Combined GHY and AIP Redemption Rate Down 13 ppts
$30
$0
($30)
Gross Sales Down 30%
Redemptions 39% Improvement
Net Outflows 59% Improvement
2013
2014

Newer* Retail Offerings Growing as % of Total Gross Sales



Newer* Offerings
Gross Sales CAGR
2010-2014: +50%
7
13
15
26
27
2010
2011
2012
2013
2014

2014 Milestones

- Income-focused offerings performing well
  - American Income Portfolio top quartile 1- and 3-yr, top decile 5-, 10-yr and since inception
  - European Income Portfolio top decile 3-, 5- and 10-yr
- 3-yr anniversaries for Tax Aware Muni SMA, Dynamic Diversified, RMB Income Plus, Short Duration High Yield, Limited Duration High Income and Emerging Markets Multi-Asset (EMMA)
  - Tax Aware Muni SMA at $2B in assets at yr-end
- High Income Muni just hit 5-yr mark in January with $2B in assets
  - Top quartile performance for 1- and 3-yr and top decile since inception
- Target Date Fund partnership with Morningstar launched in December

*Offerings introduced since 2009

Private Wealth Management Highlights

Significant Year-Over-Year Flow Improvement

($B)


7.6
7.3
4.3
6.4
6.5
0.1
(1.9)
(6.8)
(9.0)
(3.8)
(6.4)
(9.5)
(14.1)
(13.3)
(10.2)
2010
2011
2012
2013
2014
Gross Sales
Gross Redemptions
Net Flows

Strong Asset Raises for Targeted Services in 2014

$M


Total Raised: $1.3B+
Percent Funded: 56%
90
110
320
340
460
AB Securitized Assets (ABSA)
Frontier Equities
European Opportunities
Financial Services Opportunities
Real Estate Fund II

Higher US Equity Allocation Benefited Clients


US Equity Weightings:
Bernstein vs. Peer Average*
Global Equity Performance:
Annualized Return**
67.3
60.7
66.7
62.5
16.4
15.5
2014
2013
2013–2014
Bernstein
Peer Average

2014 Milestones

- Asset retention rate highest since 2006
- Best annual flow trends since Global Financial Crisis
  - Lowest gross redemptions since 2008
  - Net flow positive for the first time since 2007
- Unique brand- and business-building events in New York and Miami
  - Early 2015 momentum with events in Los Angeles and San Francisco
- Strategic Equities above peer median for second straight year
- ABSA, Frontier Equities and European Opportunities all fully funded
- FA attrition well below elevated 2013 and 2012 levels

As of December 31, 2014. *Peer Average is an equal-weighted average of the 40 participants of Barron's annual survey of top wealth-management firms. **Bernstein performance is net of fee of recommended global allocation. Performance for the Peer Average assumes index returns weighted by the geographic weights provided in the Barron's survey. Source: Barron's and eVestment.

Bernstein Research Services Highlights

Bernstein Research Revenues Higher…



$M
% Change
4Q14/4Q13: +13%
4Q14/3Q14: +14%
113
112
128
414
445
483
4Q13
3Q14
4Q14
2012
2013
2014

…As Trading Volumes Increased Across Most Markets…



Industry Trading Volumes* (% Change)
11
18
3
32
26
20
11
15
(10)
US
Europe
Asia
4Q14 / 4Q13
4Q14 / 3Q14
2014 / 2013

…And Volatility Spiked in the US



VIX Volatility Index: January 2013 – December 31, 2014
25
20
15
10
Avg. Volatility Y/Y %Δ
October: +17%
November: +4%
December: +15%
Jan-13
May-13
Sep-13
Jan-14
May-14
Sep-14
Dec-14

2014 Milestones

- Another year of strong revenue growth
  - 2014 revenues highest since 2008; increases in US, Europe and Asia
  - 4Q14 revenues highest since 3Q08
  - Electronic trading revenues grew by double-digits in 2014
- International build-out continues
  - Europe and Asia combined have grown to 40% of total revenues
  - Revenues up by double-digits in Europe and Asia in 2014
  - 50%+ of analysts and stocks under coverage located outside the US
- Industry recognition in 2014
  - Held or advanced in rankings in all independent research surveys
  - Burnished reputation in wake of high frequency trading controversy

*US: NYSE and Nasdaq shares traded; Europe: FESE - Federation of European Stock Exchanges on-exchange volumes; Asia: Combined value traded for Hong Kong and Japan.
Source: Bloomberg, ThomsonONE

Progress on Our Strategy in 2014

Firmwide Initiative	Progress

Improve investment performance and deliver for clients	+ 88% of Fixed Income assets in outperforming services for 3-yr period and 95% for 5-yr
	  + Unconstrained Bond and Diversified Yield Plus outperformed by 4+ ppts for 3-yr
	  + US HY top quartile for 1-, 3- and 5-yr; Global High Income above peer median across time periods
	+ 73% of Active Equity assets in outperforming services for 3-yr period and 70% for 1-yr
	  + US Small Cap Value, EM Growth, International Discovery outperformed by 4+ ppts for 3-yr
	  + US SC Value top quartile & Select US Equity and EM Growth above peer median across time periods
	+ Best asset retention since 2005 for Institutions, 2008 for Retail and 2006 for Private Wealth

Diversify our business across channels, investment services and geographies	+ More than 500 Institutional RFPs in 2014; up 29% y/y with double-digit increases across asset classes + $16B Institutional pipeline includes new $10B CRS mandate and diverse FI, equity and alts additions + Strong start for CPH Capital – inst. mandates in US, Europe and Japan and on most major retail platforms + High client demand for newer offerings – gross sales accounted for 27% of Retail total in 2014 + Sell-side revenues highest since 2008 – up 9% y/y with growth in all geographies
Develop innovative new products and services to meet clients' evolving needs	+ Broadened retail liquid alternatives platform with launch of three new US 40 Act funds and one Taiwan fund in 2014 + Suite of offerings now nearly a third of total alternatives assets + Launched partnership with Morningstar to co-manage new multi-manager target-date fund series + Targeted services for private clients attracted more than $1.3B in raised and committed assets in 2014
Achieve greater operating leverage and better financial results	+ 1% annual organic growth represents first positive year since the Global Financial Crisis + Net revenues up 5% and operating income up 6% on an adjusted basis in 2014 + Adjusted operating margin of 24.2% higher for 3rd consecutive year + Global real estate consolidation plan on track – Phase #1 100% and Phase #2 90%+ complete

John C. Weisenseel

Chief Financial Officer

Financial Highlights: Fourth Quarter and Full Year 2014

In US $ Millions; scales are different

Adjusted Revenues

Adjusted Expenses

Adjusted Operating Margin

Adjusted EPU



$655
$626
4Q14
3Q14
$2,506
$2,384
2014
2013
$472
$477
4Q14
3Q14
$1,898
$1,809
2014
2013
27.9%
23.8%
4Q14
3Q14
24.2%
24.1%
2014
2013
57¢
45¢
4Q14
3Q14
$1.86
$1.78
2014
2013

Please refer to pages 41-45 for additional information on the reconciliation of GAAP financial results to adjusted financial results

Fourth Quarter 2014 GAAP to Adjusted Reconciliation

In US $ Millions

		Adjustments								
	GAAP	Distribution-Related Payments	Pass Through Expenses	Long-Term Inc. Compensation	Venture Capital Fund	Real Estate Credits	Contingent Payment Arrangements	Acquisition Related Expenses	Non Controlling Interests	Adjusted (Non-GAAP)
Net Revenues	$ 787	$ (116)	$ (11)	$ (2)	$ (3)	$ -	$ -	$ -	$ -	$ 655
Operating Expenses	596	(116)	(11)	(1)	-	1	4	(1)	-	472
Operating Income	**$ 191**	**$ -**	**$ -**	**$ (1)**	**$ (3)**	**$ (1)**	**$ (4)**	**$ 1**	**$ -**	**$ 183**
Operating Margin	**23.8%**									**27.9%**
Holding EPU	**$ 0.59**									**$ 0.57**

+ Distribution-Related Payments, including the amortization of deferred sales commissions, typically represent the largest adjustment made to both GAAP net revenues and operating expenses
+ Pass Through Expenses are incurred primarily through our transfer agency and are reimbursed and recorded as fees in GAAP revenues; we also exclude sub-advisory payments to third parties against advisory fees earned
+ Long-term incentive compensation gains and losses, and dividends and interest associated with employee long-term incentive compensation-related investments, are excluded from net revenues and operating expense
+ Venture Capital Fund revaluation gains and losses relating to the 90% non-controlling interest are excluded from net revenues
+ Real Estate Credits are excluded since they are not considered part of our core ongoing operations
+ The recording of a change in estimate of the contingent payment arrangements relating to the acquisition of SunAmerica's alternative investment group is not considered part of our core operating results
+ Acquisition-related expenses, primarily severance and professional fees incurred as a result of the W.P. Stewart and CPH acquisitions, have been excluded because they are not considered part of our core operating results when comparing financial results from period to period and to industry peers

Please refer to pages 41-45 for additional information on the reconciliation of GAAP financial results to adjusted financial results

Full Year 2014 GAAP to Adjusted Reconciliation

In US $ Millions

	GAAP	Distribution-Related Payments	Pass Through Expenses	Long-Term Inc. Compensation	Venture Capital Fund	Real Estate Charges	Contingent Payment Arrangements	Acquisition Related Expenses	Non Controlling Interests	Adjusted (Non-GAAP)
		Adjustments								
Net Revenues	$ 3,005	$ (454)	$ (39)	$ (5)	$ (1)	$ -	$ -	$ -	$ -	$ 2,506
Operating Expenses	$ 2,396	(454)	(39)	(5)	-	-	4	(3)	(1)	1,898
Operating Income	**$ 609**	**$ -**	**$ -**	**$ -**	**$ (1)**	**$ -**	**$ (4)**	**$ 3**	**$ 1**	**$ 608**
Operating Margin	**20.2%**									**24.2%**
Holding EPU	**$ 1.86**									**$ 1.86**

- Distribution-Related Payments, including the amortization of deferred sales commissions, typically represent the largest adjustment made to both GAAP net revenues and operating expenses
- Pass Through Expenses are incurred primarily through our transfer agency and are reimbursed and recorded as fees in GAAP revenues; we also exclude sub-advisory payments to third parties against advisory fees earned
- Long-term incentive compensation gains and losses, and dividends and interest associated with employee long-term incentive compensation-related investments, are excluded from net revenues and operating expense
- Venture Capital Fund revaluation gains and losses relating to the 90% non-controlling interest are excluded from net revenues
- Changes in estimate of contingent payment arrangements relating to acquisitions is not considered part of our core operating results
- Acquisition-related expenses, primarily severance, temporary help and professional fees incurred as a result of the W.P. Stewart and CPH acquisitions, have been excluded because they are not considered part of our core operating results when comparing financial results from period to period and to industry peers

Please refer to pages 41-45 for additional information on the reconciliation of GAAP financial results to adjusted financial results

Fourth Quarter and Full Year 2014 Adjusted Income Statement

In US $ Millions (except EPU)	4Q 2014	3Q 2014	% Δ	FY 2014	FY 2013	% Δ
Adjusted Net Revenues	$ 655	$ 626	5%	$ 2,506	$ 2,384	5%
Adjusted Operating Expenses	472	477	(1%)	1,898	1,809	5%
Adjusted Operating Income	183	149	23%	608	575	6%
Adjusted Operating Margin	27.9%	23.8%		24.2%	24.1%	
AB Holding Adjusted Diluted Net Income Per Unit	**$0.57**	**$0.45**	**27%**	**$1.86**	**$1.78**	**4%**
AB Holding Distribution Per Unit	**$0.57**	**$0.45**	**27%**	**$1.86**	**$1.79**	**4%**

Please refer to pages 41-45 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

Fourth Quarter and Full Year 2014 Adjusted Revenues

- The sequential decline in Base Fees is due to lower average AUM in both Retail and Institutional; the 6% increase versus the prior year is due primarily to higher average AUM across all three channels (Retail, Institutional, Private Wealth Management)
- Performance Fees for 4Q14 were up versus 3Q14 due to a greater number of investment strategies having annual calculation periods ending at year-end, but were slightly lower for FY 2014 versus FY 2013
- Bernstein Research Services revenues increased 14% sequentially and 9% versus the prior year due to increased client activity in the U.S., Europe and Asia
- FY 2014 Net Distribution expense increased versus the prior year due mainly to increased sales of retail fund B-shares in Asia
- Investment losses in the current quarter is attributed primarily to seed investment losses; seed investment losses for FY 2014 compare to gains in FY 2013

Adjusted Revenues (in US $ Millions)	**4Q 2014**	**3Q 2014**	**% Δ**	**FY 2014**	**FY 2013**	**% Δ**
Base Fees	$ 486	$ 492	(1%)	$ 1,902	$ 1,795	6%
Performance Fees	28	3	833%	53	54	(2%)
Bernstein Research Services	128	112	14%	483	445	9%
Net Distribution Revenues (Expenses)	(4)	(4)	0%	(10)	(3)	233%
Investment Gains (Losses)	(7)	-	n/m	(12)	6	n/m
Other Revenues	24	23	4%	92	90	2%
Total Revenues	**655**	**626**	**5%**	**2,508**	**2,387**	**5%**
Less: Interest Expense	-	-	-	2	3	(33%)
Adjusted Net Revenues	**$ 655**	**$ 626**	**5%**	**$ 2,506**	**$ 2,384**	**5%**

Please refer to pages 41-45 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

Fourth Quarter and Full Year 2014 Adjusted Operating Expenses

- Adjusted Compensation Ratio was 46.5% in 4Q14 vs. 49.5% in 3Q14, and 49.1% for full year 2014 compared to 48.7% in 2013
- Total Compensation & Benefits decreased 2% sequentially due to the lower comp ratio, but increased 5% versus the prior year mainly due to higher revenues
- Promotion & Servicing expenses increased 7% sequentially due primarily to higher T&E, and increased 10% versus 2013 due to higher marketing and trade execution costs
- G&A expenses are down 3% versus 3Q14 due to increased corporate credit card rebates and lower foreign exchange expenses; the 1% increase versus FY 2013 is due primarily to higher portfolio services and professional fees
- Other expenses increased 17% for FY 2014 compared to FY 2013 due primarily to higher amortization expense resulting from the intangible assets related to the WP Stewart and CPH Capital acquisitions

Adjusted Operating Expenses (in US $ Millions)	**4Q 2014**	**3Q 2014**	**% Δ**	**FY 2014**	**FY 2013**	**% Δ**
Compensation & Benefits						
Base Compensation	$ 110	$ 110	0%	$ 427	$ 397	8%
Incentive Compensation	128	133	(4%)	529	482	10%
Commissions, Fringes & Other	74	75	(1%)	301	313	(4%)
Total Compensation & Benefits	**312**	**318**	**(2%)**	**1,257**	**1,192**	**5%**
Promotion & Servicing	48	45	7%	189	172	10%
General & Administrative	104	107	(3%)	424	421	1%
Other	8	7	14%	28	24	17%
Total Adjusted Operating Expenses	**$ 472**	**$ 477**	**(1%)**	**$ 1,898**	**$ 1,809**	**5%**

Please refer to pages 41-45 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

Fourth Quarter and Full Year 2014 Adjusted Operating Results

+ Adjusted Operating Income improved 23% sequentially due to revenue growth paired with lower operating expenses; the 6% increase versus 2013 is due to revenue growth outpacing expense growth
+ Adjusted Margin was 27.9% in 4Q14, up from 23.8% in 3Q14; for the full year 2014, the adjusted margin was 24.2% versus 24.1% in 2013

In US $ Millions (except EPU)	4Q 2014	3Q 2014	% Δ	FY 2014	FY 2013	% Δ
Adjusted Operating Income	**$ 183**	**$ 149**	**23%**	**$ 608**	**$ 575**	**6%**
Adjusted Operating Margin	**27.9%**	**23.8%**		**24.2%**	**24.1%**	
AB Holding Adjusted Diluted Net Income Per Unit	**$ 0.57**	**$ 0.45**	**27%**	**$ 1.86**	**$ 1.78**	**4%**

Please refer to pages 41-45 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

Global Real Estate Consolidation Update

- Over 900K sq. ft. of office space has been vacated and made available for sublease since 2010
  - Space sublet to date: 100% of Phase #1 and 90% of Phase #2
- Total write-offs recorded to date of $351M
  - Currently excluded from adjusted (or non-GAAP) operating results
  - Additional adjustments (increases and decreases) to previous write-offs are possible until all vacant space is sublet if market conditions change
  - Of the $351M total, $219M has been recorded to date for Phase #2 for which the expected range of write-offs remains $225M to $250M until the remaining space (10%) is sublet.
- Approximately $70M of annual adjusted occupancy savings realized to date
- The Incremental phase includes further consolidation of our White Plains location recorded in 3Q 2013 which had not been contemplated when Phase #2 was scoped

Phase #	Sq. Footage	Sublet To Date	Qtr/Year of Initial Writeoff	Total Writeoff To Date ($M)	Annual Savings ($M)
Phase #1	380,000	100%	1Q 2010	$ 122.3	$ 28.2
Phase #2	510,000	90%	3Q 2012	219.3	40.1
Incremental	34,000	0%	3Q 2013	9.5	1.8
Total	**924,000**			**$ 351.1**	**$ 70.1**

Q & A

APPENDIX

Institutional Equity: Relative Performance

Institutional Equity Composites vs. Benchmarks

Service	4Q 2014	One Year	Three Years	Five Years	Ten Years	Benchmark
		Periods Ended December 31, 2014				
Value						
Emerging Markets Value	0.9	4.0	(0.7)	(1.8)	(1.3)	MSCI EM
Global Value	1.1	1.2	2.2	(2.0)	(1.5)	MSCI World
Global Strategic Value	1.8	2.8	3.9	(0.6)	(1.9)	MSCI ACWI
US Small & Mid Cap Value	1.7	3.0	3.0	1.2	2.1	Russell 2500 Value
US Strategic Value	(0.5)	(0.2)	1.4	(1.6)	(1.7)	Russell 1000 Value
Growth						
US Small Cap Growth	(6.7)	(6.2)	(1.0)	3.0	1.9	Russell 2000 Growth
US Large Cap Growth	1.6	2.0	2.8	(0.6)	0.1	Russell 1000 Growth
US Small and Mid Cap Growth	(3.1)	(3.2)	(1.5)	2.7	2.7	Russell 2500 Growth
Blend / Other						
Select US Equity	0.2	0.6	0.6	2.4	5.2	S&P 500
International Style Blend - Developed	0.3	(1.6)	(1.1)	(2.6)	(2.3)	MSCI EAFE - NDR

Performance is preliminary and as of December 31, 2014.
Investment performance of composites is presented before investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AB.

Institutional Fixed Income: Relative Performance

Institutional Fixed Income Composites vs. Benchmarks*

		Periods Ended December 31, 2014				
Service	4Q 2014	One Year	Three Years	Five Years	Ten Years	Benchmark
Global High Income	1.6	3.6	1.0	1.0	1.6	Barclays Global High Yield Index (Gross) Unhedged to USD
Global Fixed Income	0.1	0.3	0.6	1.9	1.3	Citigroup WGBI
US Strategic Core Plus	(0.1)	1.2	1.1	1.2	0.8	Barclays US Aggregate
Emerging Market Debt	(0.2)	0.2	0.9	0.7	1.5	JPM EMBI Global
Global Plus	0.1	0.4	0.3	1.0	0.3	Barclays Global Aggregate

Performance is preliminary and as of December 31, 2014.
Investment performance of composites is presented before investment management fees. Periods of more than one year are annualized.
The benchmarks listed are the current benchmarks for the investment service—certain benchmarks have evolved over time and therefore are time blended.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AB.

Retail Equity: Relative Performance

Retail Mutual Funds vs. Lipper Averages

		Periods Ended December 31, 2014				
Service	4Q 2014	One Year	Three Years	Five Years	Ten Years	Lipper Average
Value						
International Value	1.3	(0.1)	(0.5)	(2.9)	(2.5)	International Multi-Cap Value
Growth & Income	0.6	(2.5)	0.6	1.6	(0.5)	Large-Cap Core
Discovery Value	0.7	5.1	2.6	0.9	1.6	Mid Cap Value
U.S. Value	0.2	1.0	1.1	(0.3)	(1.7)	Large Cap Value
Global Value	2.8	3.4	2.7	(1.1)	(2.4)	Global Multi-Cap Value
Growth						
Global Thematic Growth	(0.3)	2.3	(0.9)	(3.8)	(1.4)	Global Multi-Cap Growth
International Growth	(1.1)	3.5	(1.6)	(1.7)	(0.3)	International Multi-Cap Growth
Large Cap Growth(1)	1.4	3.1	2.9	0.7	1.9	Large Cap Growth
Emerging Markets Growth	3.4	5.3	4.1	1.2	(0.9)	Equity Emerging Mkts Global
Growth(1)	1.4	2.4	(0.1)	0.6	(1.2)	Large Cap Growth
Discovery Growth	(1.0)	(4.2)	(0.7)	3.5	(0.5)	Mid Cap Growth

(1)Performance figures other than 4Q14, One Year and Three Year positively affected by class action settlement proceeds. As of December 31, 2014. Fund returns are based on Class A shares. All fees and expenses related to the operation of the Fund have been deducted, but returns do not reflect sales charges.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AB.

Retail Fixed Income: Relative Performance

Retail Fixed Income Funds vs. Lipper Averages

		Periods Ended December 31, 2014				
Service	4Q 2014	One Year	Three Years	Five Years	Ten Years	Lipper Average
Global High Yield Portfolio	2.1	5.8	1.4	2.1	2.6	Bond Global High Yield
American Income Portfolio	0.4	3.3	1.9	2.5	2.1	Bond USD
Global Bond	2.3	4.6	1.3	1.3	2.2	Global Income
High Income	0.5	2.2	1.9	1.4	3.0	High Yield

As of December 31, 2014. Fund returns are based on Class A shares. All fees and expenses related to the operation of the Fund have been deducted, but returns do not reflect sales charges. The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AB.

Private Wealth Management: Absolute Performance

		Periods Ended December 31, 2014			
Service	4Q 2014	One Year	Three Years	Five Years	Ten Years
Fully Diversified Simulation*	1.2	4.8	9.2	6.5	4.0
S&P 500	4.9	13.7	20.4	15.5	7.7
MSCI World Index - Net	1.0	4.9	15.5	10.2	6.0
Lipper Short/Int Blended Muni Fund Avg	0.3	4.0	2.1	2.9	3.0

Performance is preliminary and as of December 31, 2014.
Investment performance of composites is presented before investment management fees. Periods of more than one year are annualized.
*The Fully Diversified 60% stocks/40% bonds (simulation) is meant to be illustrative of the value generated by the "total solution" approach AB encourages for most clients: a diversified allocation across investment portfolios of varying types aimed at optimizing return and volatility over time. The Bernstein Fully Diversified Portfolio is composed of specific proportions of each of the products that follow, which were included in the simulation as of the following dates: Strategic Value—January 1, 1983 (Strategic Value was removed from the simulation on June 30, 2012); Strategic Growth—January 1, 1983 (ACM Large Cap Growth used as a proxy for Strategic Growth through December 31, 2000; Strategic Growth used thereafter until it was removed from the simulation on June 30, 2012); Strategic Equities- July 1, 2012; Intermediate Municipal Bond Composite—January 1, 1983 through March 31, 2010; Intermediate Diversified Municipal Fund – April 1, 2010; Bernstein Tax-Managed International Fund—July 1, 1992; Emerging Markets Fund—January 1, 1996; AB Institutional REIT Fund—July 1, 2001 (The AB Institutional REIT Fund was removed from the simulation on December 31, 2008); DAA Overlay— April 1, 2010; Alliance Bernstein Multi Manager Alternative Fund—October 1, 2012. The portfolio was rebalanced quarterly through December 31, 2005; monthly thereafter. Simulated performance results have certain inherent limitations. The results may not reflect the impact that certain material economic and market factors might have had on actual decision making if they were reflective of a managed account. No representation is being made that any account will, or is likely to, achieve profits or losses similar to those described herein.

Assets Under Management: 4Q14

(US $ Billions)

	At December 31, 2014				At Sept 30, 2014
	Institutions	Retail	Private Wealth Management	Total	Total
Equity					
Actively Managed	$ 29	$ 45	$ 38	$ 112	$ 112
Passive[1]	22	28	1	51	50
Total Equity	51	73	39	163	162
Fixed Income					
Taxable	148	61	10	219	221
Tax-Exempt	2	11	19	32	31
Passive[1]	-	9	1	10	10
Total Fixed Income	150	81	30	261	262
Other[2]	36	7	7	50	49
Total	$ 237	$ 161	$ 76	$ 474	$ 473

	At September 30, 2014			
Total	$ 237	$ 162	$ 74	$ 473

(1) Includes index and enhanced index services

(2) Includes multi-asset solutions and services and certain alternative investments

Three Months Ended 12/31/14: AUM Roll-Forward by Distribution Channel

In US $ Billions Investment Service:	Beginning of Period	Sales/New Accounts	Redemptions/ Terminations	Net Cash Flows	Net Flows	AUM Adjustment[1]	Transfers	Investment Performance	Net Change	End of Period
Institutions										
US	**112.7**	1.2	(0.2)	(0.9)	0.1	-	(0.1)	1.3	1.3	**114.0**
Global and Non-US	**124.1**	3.5	(2.0)	(1.9)	(0.4)	-	0.2	(0.9)	(1.1)	**123.0**
Total Institutions	**236.8**	4.7	(2.2)	(2.8)	(0.3)	-	0.1	0.4	0.2	**237.0**
Retail										
US	**75.3**	3.0	(2.4)	(1.4)	(0.8)	(0.1)	-	3.0	2.1	**77.4**
Global and Non-US	**86.7**	6.2	(6.0)	(0.6)	(0.4)	(0.4)	(0.3)	(1.5)	(2.6)	**84.1**
Total Retail	**162.0**	9.2	(8.4)	(2.0)	(1.2)	(0.5)	(0.3)	1.5	(0.5)	**161.5**
Private Wealth Management										
US	**50.8**	1.0	(0.7)	(0.8)	(0.5)	-	0.1	1.3	0.9	**51.7**
Global and Non-US	**23.4**	0.3	(0.3)	0.4	0.4	-	0.1	(0.1)	0.4	**23.8**
Total Private Wealth	**74.2**	1.3	(1.0)	(0.4)	(0.1)	-	0.2	1.2	1.3	**75.5**
Firmwide										
US	**238.8**	5.2	(3.3)	(3.1)	(1.2)	(0.1)	-	5.6	4.3	**243.1**
Global and Non-US	**234.2**	10.0	(8.3)	(2.1)	(0.4)	(0.4)	-	(2.5)	(3.3)	**230.9**
Total Firmwide	**473.0**	15.2	(11.6)	(5.2)	(1.6)	(0.5)	-	3.1	1.0	**474.0**

(1)Excludes seed capital invested in Retail funds for which we do not charge investment management fee from AUM.

Twelve Months Ended 12/31/14: AUM Roll-Forward by Distribution Channel

In US $ Billions **Investment Service:**	**Beginning of Period**	Sales/New Accounts	Redemptions/ Terminations	Net Cash Flows	Net Flows	Acquisitons	Transfers	AUM Adjustment[1]	Investment Performance	Net Change	**End of Period**
Institutions											
US	**107.3**	7.7	(1.7)	(2.8)	3.2	-	-	(1.1)	4.6	6.7	**114.0**
Global and Non-US	**118.7**	16.2	(9.0)	(4.9)	2.3	0.1	0.3	-	1.6	4.3	**123.0**
Total Institutions	**226.0**	23.9	(10.7)	(7.7)	5.5	0.1	0.3	(1.1)	6.2	11.0	**237.0**
Retail											
US	**69.8**	14.6	(10.7)	(2.6)	1.3	-	-	(0.1)	6.4	7.6	**77.4**
Global and Non-US	**83.2**	27.5	(26.8)	(2.5)	(1.8)	2.8	(0.4)	(0.4)	0.7	0.9	**84.1**
Total Retail	**153.0**	42.1	(37.5)	(5.1)	(0.5)	2.8	(0.4)	(0.5)	7.1	8.5	**161.5**
Private Wealth Management											
US	**49.3**	4.7	(4.1)	(1.9)	(1.3)	-	-	-	3.7	2.4	**51.7**
Global and Non-US	**22.1**	1.8	(1.4)	1.0	1.4	-	0.1	-	0.2	1.7	**23.8**
Total Private Wealth	**71.4**	6.5	(5.5)	(0.9)	0.1	-	0.1	-	3.9	4.1	**75.5**
Firmwide											
US	**226.4**	27.0	(16.5)	(7.3)	3.2	-	-	(1.2)	14.7	16.7	**243.1**
Global and Non-US	**224.0**	45.5	(37.2)	(6.4)	1.9	2.9	-	(0.4)	2.5	6.9	**230.9**
Total Firmwide	**450.4**	72.5	(53.7)	(13.7)	5.1	2.9	-	(1.6)	17.2	23.6	**474.0**

(1) Excludes Institutional assets for which we provide administrative services but not investment management services and seed capital invested in Retail funds for which we do not charge an investment management fee from AUM.

Three Months Ended 12/31/14: AUM Roll-Forward by Investment Service

In US $ Billions **Investment Service:**	**Beginning of Period**	Sales/New Accounts	Redemptions/ Terminations	Net Cash Flows	Net Flows	AUM Adjustment [3]	Transfers	Investment Performance	Net Change	**End of Period**
Equity Active										
US	**59.4**	1.9	(1.6)	(0.8)	(0.5)	(0.1)	-	3.1	2.5	**61.9**
Global and Non-US	**52.9**	1.4	(2.7)	(0.7)	(2.0)	-	-	(0.3)	(2.3)	**50.6**
Total Equity Active	**112.3**	3.3	(4.3)	(1.5)	(2.5)	(0.1)	-	2.8	0.2	**112.5**
Equity Passive[1]										
US	**37.1**	-	-	(1.4)	(1.4)	-	-	1.9	0.5	**37.6**
Global and Non-US	**12.5**	0.2	(0.1)	0.6	0.7	-	-	(0.4)	0.3	**12.8**
Total Equity Passive[1]	**49.6**	0.2	(0.1)	(0.8)	(0.7)	-	-	1.5	0.8	**50.4**
Total Equity	**161.9**	3.5	(4.4)	(2.3)	(3.2)	(0.1)	-	4.3	1.0	**162.9**
Fixed Income - Taxable										
US	**97.5**	1.0	(0.5)	(0.7)	(0.2)	-	-	0.1	(0.1)	**97.4**
Global and Non-US	**123.3**	8.1	(4.9)	(2.4)	0.8	(0.3)	-	(1.8)	(1.3)	**122.0**
Total Fixed Income - Taxable	**220.8**	9.1	(5.4)	(3.1)	0.6	(0.3)	-	(1.7)	(1.4)	**219.4**
Fixed Income - Tax-Exempt										
US	**31.1**	1.1	(0.7)	(0.1)	0.3	-	-	0.2	0.5	**31.6**
Global and Non-US	**-**	-	-	-	-	-	-	-	-	**-**
Total Fixed Income - Tax-Exempt	**31.1**	1.1	(0.7)	(0.1)	0.3	-	-	0.2	0.5	**31.6**
Fixed Income Passive[1]										
US	**4.9**	-	(0.1)	0.1	-	-	-	0.1	0.1	**5.0**
Global and Non-US	**5.1**	0.1	(0.1)	0.1	0.1	-	-	(0.1)	-	**5.1**
Total Fixed Income Passive[1]	**10.0**	0.1	(0.2)	0.2	0.1	-	-	-	0.1	**10.1**
Total Fixed Income	**261.9**	10.3	(6.3)	(3.0)	1.0	(0.3)	-	(1.5)	(0.8)	**261.1**
Other[2]										
US	**8.8**	1.2	(0.4)	(0.2)	0.6	-	-	0.2	0.8	**9.6**
Global and Non-US	**40.4**	0.2	(0.5)	0.3	-	(0.1)	-	0.1	-	**40.4**
Total Other[2]	**49.2**	1.4	(0.9)	0.1	0.6	(0.1)	-	0.3	0.8	**50.0**
Firmwide										
US	**238.8**	5.2	(3.3)	(3.1)	(1.2)	(0.1)	-	5.6	4.3	**243.1**
Global and Non-US	**234.2**	10.0	(8.3)	(2.1)	(0.4)	(0.4)	-	(2.5)	(3.3)	**230.9**
Total Firmwide	**473.0**	15.2	(11.6)	(5.2)	(1.6)	(0.5)	-	3.1	1.0	**474.0**

(1)Includes index and enhanced index services. (2)Includes multi-asset solutions and services and certain alternative investments. (3)Excludes seed capital invested in Retail funds for which we do not charge an investment management fee from AUM.

Twelve Months Ended 12/31/14: AUM Roll-Forward by Investment Service

In US $ Billions **Investment Service:**	**Beginning of Period**	Sales/New Accounts	Redemptions/ Terminations	Net Cash Flows	Net Flows	Acquisitions	AUM Adjustment[3]	Transfers	Investment Performance	Net Change	**End of Period**
Equity Active											
US	**57.7**	9.2	(7.4)	(3.4)	(1.6)	-	-	-	5.8	4.2	**61.9**
Global and Non-US	**50.1**	6.0	(7.5)	(1.6)	(3.1)	2.9	(0.1)	-	0.8	0.5	**50.6**
Total Equity Active	**107.8**	15.2	(14.9)	(5.0)	(4.7)	2.9	(0.1)	-	6.6	4.7	**112.5**
Equity Passive[1]											
US	**35.7**	1.0	(0.7)	(2.8)	(2.5)	-	-	-	4.4	1.9	**37.6**
Global and Non-US	**13.6**	0.7	(0.3)	(0.6)	(0.2)	-	-	-	(0.6)	(0.8)	**12.8**
Total Equity Passive[1]	**49.3**	1.7	(1.0)	(3.4)	(2.7)	-	-	-	3.8	1.1	**50.4**
Total Equity	**157.1**	16.9	(15.9)	(8.4)	(7.4)	2.9	(0.1)	-	10.4	5.8	**162.9**
Fixed Income - Taxable											
US	**93.9**	7.8	(4.0)	(1.3)	2.5	-	(1.1)	-	2.1	3.5	**97.4**
Global and Non-US	**117.1**	35.5	(25.4)	(6.1)	4.0	-	(0.3)	-	1.2	4.9	**122.0**
Total Fixed Income - Taxable	**211.0**	43.3	(29.4)	(7.4)	6.5	-	(1.4)	-	3.3	8.4	**219.4**
Fixed Income - Tax-Exempt											
US	**28.7**	4.6	(3.4)	0.1	1.3	-	-	-	1.6	2.9	**31.6**
Global and Non-US	**-**	-	-	-	-	-	-	-	-	-	**-**
Total Fixed Income - Tax-Exempt	**28.7**	4.6	(3.4)	0.1	1.3	-	-	-	1.6	2.9	**31.6**
Fixed Income Passive[1]											
US	**4.6**	-	-	0.1	0.1	-	-	-	0.3	0.4	**5.0**
Global and Non-US	**4.7**	0.6	(0.7)	0.5	0.4	-	-	-	-	0.4	**5.1**
Total Fixed Income Passive[1]	**9.3**	0.6	(0.7)	0.6	0.5	-	-	-	0.3	0.8	**10.1**
Total Fixed Income	**249.0**	48.5	(33.5)	(6.7)	8.3	-	(1.4)	-	5.2	12.1	**261.1**
Other[2]											
US	**5.8**	4.4	(1.0)	-	3.4	-	(0.1)	-	0.5	3.8	**9.6**
Global and Non-US	**38.5**	2.7	(3.3)	1.4	0.8	-	-	-	1.1	1.9	**40.4**
Total Other[2]	**44.3**	7.1	(4.3)	1.4	4.2	-	(0.1)	-	1.6	5.7	**50.0**
Firmwide											
US	**226.4**	27.0	(16.5)	(7.3)	3.2	-	(1.2)	-	14.7	16.7	**243.1**
Global and Non-US	**224.0**	45.5	(37.2)	(6.4)	1.9	2.9	(0.4)	-	2.5	6.9	**230.9**
Total Firmwide	**450.4**	72.5	(53.7)	(13.7)	5.1	2.9	(1.6)	-	17.2	23.6	**474.0**

(1)Includes index and enhanced index services. (2)Includes multi-asset solutions and services and certain alternative investments. (3)Excludes Institutional assets for which we provide administrative services but not investment management services and seed capital invested in Retail funds for which we do not charge an investment management fee from AUM.

AUM by Region


Institutions
NA ex US 4%
UK 6%
Asia
ex Japan 6%
Japan
12%
EMEA
14%
US 58%
$237.0B


Retail
Other 3%
Japan 5%
EMEA
13%
Asia
ex Japan
18%
US 61%
$161.5B

As of December 31, 2014; by client domicile

Fourth Quarter and Full Year 2014 Adjusted Advisory Fees

	4Q 2014	3Q 2014	% Δ	FY 2014	FY 2013	% Δ
Ending AUM ($ Billions)	**$474**	**$473**	**0%**	**$474**	**$450**	**5%**
Average AUM ($ Billions)	**$476**	**$479**	**(1%)**	**$468**	**$442**	**6%**
By Fee Type ($ Millions):						
Adjusted Base Fees	$486	$492	(1%)	$1,902	$1,795	6%
Adjusted Performance Fees	28	3	833%	53	54	(2%)
Total	**$514**	**$495**	**4%**	**$1,955**	**$1,849**	**6%**
Adjusted Base Fees By Channel ($ Millions):						
Institutions	$102	$105	(3%)	$407	$401	1%
Retail	218	222	(2%)	846	818	3%
Private Wealth	166	165	1%	649	576	13%
Total	**$486**	**$492**	**(1%)**	**$1,902**	**$1,795**	**6%**

Fourth Quarter and Full Year 2014 GAAP Income Statement

In US $ Millions (except EPU)	4Q 2014	3Q 2014	% Δ	FY 2014	FY 2013	% Δ
Net Revenues	$ 787	$ 750	5%	$ 3,005	$ 2,915	3%
Operating Expenses	596	605	(1%)	2,396	2,351	2%
Operating Income	191	145	32%	609	564	8%
Net Income Attributable to AB Unitholders	177	140	26%	570	518	10%
AB Holding GAAP Diluted Net Income per Unit	**$0.59**	**$0.45**	**31%**	**$1.86**	**$1.71**	**9%**
AB Holding Distribution Per Unit	**$0.57**	**$0.45**	**27%**	**$1.86**	**$1.79**	**4%**

Percentages are calculated using amounts rounded to the nearest million

Consolidated Balance Sheet

In US $ Millions

Assets	December 31, 2014	December 31, 2013
Cash and cash equivalents	$ 556	$ 510
Cash and securities, segregated	476	980
Receivables, net	1,915	1,550
Investments:		
Long-term incentive compensation-related	99	118
Other	664	662
Goodwill	3,045	2,987
Intangible assets, net	171	169
Deferred sales commissions, net	118	71
Other (incl. furniture & equipment, net)	334	339
Total Assets	**$ 7,378**	**$ 7,386**

Liabilities and Capital		
Liabilities:		
Payables	$ 2,034	$ 2,195
Accounts payable and accrued expenses	432	529
Accrued compensation and benefits	291	324
Debt	489	268
Total Liabilities	**3,246**	**3,316**
Redeemable non-controlling interest	17	-
Partners' capital attributable to AllianceBernstein Unitholders	4,085	4,028
Non-controlling interests in consolidated entities	30	42
Total Capital	**4,115**	**4,070**
Total Liabilities and Capital	**$ 7,378**	**$ 7,386**

Consolidated Statement of Cash Flows

In US $ Millions		Twelve Months Ended	
		Dec. 31, 2014	Dec. 31, 2013
Net Income		$ 571	$ 527
Non-cash items:	Amortization of deferred sales commissions	42	41
	Amortization of non-cash long-term incentive compensation	177	159
	Depreciation and other amortization	63	60
	Unrealized losses (gains) on investments	13	(42)
	Losses on real estate asset write-offs	-	4
	Other, net	(2)	-
Changes in assets and liabilities		(234)	(244)
Net cash provided by operating activities		**630**	**505**
Proceeds (purchases) of investments, net		-	3
Purchases of furniture, equipment, and leasehold improvements, net		(25)	(21)
Purchases of businesses, net of cash acquired		(61)	(39)
Net cash used in investing activities		**(86)**	**(57)**
Issuance (repayment) of commercial paper, net		220	(55)
(Decrease) increase in overdrafts payable		(39)	52
Distributions to General Partner and Unitholders		(572)	(461)
Distributions to non-controlling interests in consolidated entities		(12)	(11)
Capital contributions from general partner		2	3
Capital contributions from Holding		(2)	(1)
Payments of contingent payment arrangements		-	(4)
Additional investments by Holding with proceeds from exercise of compensatory options to buy Holding Units		19	15
Additional investments by Holding from distributions paid to AllianceBernstein consolidated rabbi trust		-	14
Purchases of Holding Units to fund long-term incentive compensation plan awards, net		(90)	(112)
Purchases of AllianceBernstein Units		(2)	(2)
Other, net		(2)	-
Net cash used in financing activities		**(478)**	**(562)**
Effect of exchange rate changes on cash and cash equivalents		(20)	(3)
Net increase (decrease) in cash and cash equivalents		46	(117)
Cash and cash equivalents at the beginning of period		510	627
Cash and cash equivalents at the end of period		**$ 556**	**$ 510**

AB Holding Financial Results

In US $ Millions (exlcuding per Unit amounts)	4Q 2014	3Q 2014	% Δ	FY 2014	FY 2013	% Δ
AB						
Net Income Attributable to AllianceBernstein	$177	$140	26%	$570	$518	10%
Weighted Average Equity Ownership Interest	35.8%	35.7%		35.6%	35.9%	
AB Holding						
Equity in Net Income Attributable to AB	$64	$50	28%	$203	$186	9%
Income Taxes	6	6	-	22	20	10%
Net Income	**$58**	**$44**	**32%**	**$181**	**$166**	**9%**
Diluted Net Income Per Unit, GAAP basis	**$0.59**	**$0.45**	**31%**	**$1.86**	**$1.71**	**9%**
Distributions Per Unit	**$0.57**	**$0.45**	**27%**	**$1.86**	**$1.79**	**4%**
Adjusted Diluted Net Income Per Unit	**$0.57**	**$0.45**	**27%**	**$1.86**	**$1.78**	**4%**

Please refer to pages 41-45 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded to the nearest million

AB Adjusted Earnings Reconciliation

US $ Thousands, unaudited	Three Months Ended 12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13
Net Revenues, GAAP basis	**$ 787,352**	**$ 749,748**	**$ 753,648**	**$ 714,618**	**$ 765,572**	**$ 706,078**
Exclude:						
Long-term incentive compensation-related investment (gains) losses	882	1,646	(3,415)	(1,297)	(4,711)	(5,284)
Long-term incentive compensation-related dividends and interest	(2,605)	(145)	(154)	(179)	(1,882)	(210)
90% of consolidated venture capital fund investment (gains) losses	(3,398)	4,374	(136)	(2,005)	(3,640)	(1,588)
Distribution-related payments	(104,585)	(107,859)	(101,968)	(98,642)	(101,475)	(102,426)
Amortization of deferred sales commissions	(11,991)	(11,234)	(9,326)	(8,957)	(9,516)	(10,363)
Pass-through fees & expenses	(10,723)	(10,168)	(9,516)	(8,445)	(8,029)	(8,411)
Adjusted Net Revenues	**$ 654,932**	**$ 626,362**	**$ 629,133**	**$ 595,093**	**$ 636,319**	**$ 577,796**
Operating Income, GAAP basis	**$ 190,570**	**$ 144,708**	**$ 143,440**	**$ 129,903**	**$ 194,781**	**$ 108,618**
Exclude:						
Long-term incentive compensation-related items	(528)	555	94	89	(665)	(92)
Real estate charges	(405)	(980)	(505)	1,942	1,726	24,125
Acquisition-related expenses	766	366	1,457	859	3,373	-
Contingent acquisition consideration adjustments	(4,375)	-	-	-	(10,840)	-
Sub-total of non-GAAP adjustments	(4,542)	(59)	1,046	2,890	(6,405)	24,033
Less: Net income (loss) of consolidated entities attributable to non-controlling interests	3,146	(4,500)	(3)	1,813	3,442	1,413
Adjusted Operating Income	**$ 182,882**	**$ 149,149**	**$ 144,489**	**$ 130,980**	**$ 184,934**	**$ 131,238**
Operating Margin, GAAP basis excl. non-controlling interests	**23.8%**	**19.9%**	**19.0%**	**17.9%**	**25.0%**	**15.2%**
Adjusted Operating Margin	**27.9%**	**23.8%**	**23.0%**	**22.0%**	**29.1%**	**22.7%**

AB Adjusted Earnings Reconciliation

US $ Thousands, unaudited	Twelve Months Ended December 31, 2014	2013
Net Revenues, GAAP basis	**$ 3,005,366**	**$ 2,915,047**
Exclude:		
Long-term incentive compensation-related investment (gains)	(2,184)	(16,842)
Long-term incentive compensation-related dividends and interest	(3,083)	(2,557)
90% of consolidated venture capital fund investment (gains)	(1,165)	(10,609)
Distribution-related payments	(413,054)	(426,824)
Amortization of deferred sales commissions	(41,508)	(41,279)
Pass-through fees & expenses	(38,852)	(32,879)
Adjusted Net Revenues	**$ 2,505,520**	**$ 2,384,057**
Operating Income, GAAP basis	**$ 608,621**	**$ 564,251**
Exclude:		
Long-term incentive compensation-related items	210	(405)
Real estate charges	52	28,424
Acquisition-related expenses	3,448	3,373
Contingent payment arrangements	(4,375)	(10,840)
Sub-total of non-GAAP adjustments	(665)	20,552
Less: Net income (loss) of consolidated entities attributable to non-controlling interests	456	9,746
Adjusted Operating Income	**$ 607,500**	**$ 575,057**
Operating Margin, GAAP basis excl. non-controlling interests	**20.2%**	**19.0%**
Adjusted Operating Margin	**24.2%**	**24.1%**

AB Holding Adjusted Earnings Reconciliation

US $ Thousands except per Unit amounts, unaudited	Three Months Ended 12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13
Net Income - Diluted, GAAP basis	**$ 58,107**	**$ 44,543**	**$ 43,230**	**$ 36,455**	**$ 57,853**	**$ 29,706**
Impact on net income of AB non-GAAP adjustments	(1,564)	106	415	1,008	(2,312)	7,919
Adjusted Net Income - Diluted	**$ 56,543**	**$ 44,649**	**$ 43,645**	**$ 37,463**	**$ 55,541**	**$ 37,625**
Diluted Net Income per Holding Unit, GAAP basis	**$ 0.59**	**$ 0.45**	**$ 0.44**	**$ 0.38**	**$ 0.62**	**$ 0.32**
Impact of AB non-GAAP adjustments	(0.02)	-	0.01	0.01	(0.02)	0.08
Adjusted Diluted Net Income per Holding Unit	**$ 0.57**	**$ 0.45**	**$ 0.45**	**$ 0.39**	**$ 0.60**	**$ 0.40**

AB Holding Adjusted Earnings Reconciliation

US $ Thousands except per Unit amounts, unaudited	Twelve Months Ended December 31, 2014	2013
Net Income - Diluted, GAAP basis	**$ 182,350**	**$ 166,668**
Impact on net income of AB non-GAAP adjustments	(20)	6,837
Adjusted Net Income - Diluted	**$ 182,330**	**$ 173,505**
Diluted Net Income per Holding Unit, GAAP basis	**$ 1.86**	**$ 1.71**
Impact of AB non-GAAP adjustments	-	0.07
Adjusted Diluted Net Income per Holding Unit	**$ 1.86**	**$ 1.78**

AB Adjusted Financial Results Reconciliation

AB

Notes to Condensed Consolidated Statements of Income and Supplemental Information

(Unaudited)

Adjusted Net Revenues

Adjusted net revenues exclude investment gains and losses and dividends and interest on employee long-term incentive compensation-related investments, and 90% of the investment gains and losses of our consolidated venture capital fund attributable to non-controlling interests. In addition, adjusted net revenues offset distribution-related payments to third parties as well as amortization of deferred sales commissions against distribution revenues. We believe offsetting net revenues by distribution-related payments is useful for our investors and other users of our financial statements because such presentation appropriately reflects the nature of these costs as pass-through payments to third parties who perform functions on behalf of our sponsored mutual funds and/or shareholders of these funds. We offset amortization of deferred sales commissions against net revenues because such costs, over time, essentially offset our distribution revenues. We also exclude pass-through expenses we incur (primarily through our transfer agency) that are reimbursed and recorded as fees in revenues. During the third quarter of 2014, we reclassified certain other promotion and servicing expenses into distribution-related payments and identified additional pass-through expenses that were excluded from adjusted net revenues. As a result, we revised prior period's adjusted net revenues to conform to the current period's presentation. These fees have no impact on operating income, but they do have an impact on our operating margin. As such, we exclude these fees from adjusted net revenues.

Adjusted Operating Income

Adjusted operating income represents operating income on a US GAAP basis excluding (1) the impact on net revenues and compensation expense of the investment gains and losses (as well as the dividends and interest) associated with employee long-term incentive compensation-related investments, (2) real estate charges, (3) acquisition-related expenses, (4) adjustments to contingent payment arrangements and (5) the net income or loss of consolidated entities attributable to non-controlling interests.

Prior to 2009, a significant portion of employee compensation was in the form of employee long-term incentive compensation awards that were notionally invested in AB investment services and generally vested over a period of four years. AB economically hedged the exposure to market movements by purchasing and holding these investments on its balance sheet. All such investments had vested by year-end 2012 and the investments have been distributed to the participants, except for those investments with respect to which the participant elected a long-term deferral. Fluctuation in the value of these investments is recorded within investment gains and losses on the income statement and also impacts compensation expense. Management believes it is useful to reflect the offset achieved from economically hedging the investments' market exposure in the calculation of adjusted operating income and adjusted operating margin. The non-GAAP measures exclude gains and losses and dividends and interest on employee long-term incentive compensation-related investments included in revenues and compensation expense.

Real estate charges have been excluded because they are not considered part of our core operating results when comparing financial results from period to period and to industry peers.

Acquisition-related expenses, primarily severance and professional fees incurred as a result of acquisitions in the fourth quarter of 2013 and the second quarter of 2014, have been excluded because they are not considered part of our core operating results when comparing results from period to period and to industry peers.

The recording of a change in estimate of the contingent consideration payable relating to contingent payment arrangements associated with a 2010 acquisition is not considered part of our core operating results and, accordingly, has been excluded.

Most of the net income or loss of consolidated entities attributable to non-controlling interests relates to the 90% limited partner interests held by third parties in our consolidated venture capital fund. We own a 10% limited partner interest in the fund. Because we are the general partner of the venture capital fund and are deemed to have a controlling interest, US GAAP requires us to consolidate the financial results of the fund. However, recognizing 100% of the gains or losses in operating income while only retaining 10% is not reflective of our underlying financial results at the operating income level. As a result, we are excluding the 90% limited partner interests we do not own from our adjusted operating income. Similarly, net income of joint ventures attributable to non-controlling interests, although not significant, is excluded because it does not reflect the economic interest attributable to AB.

Adjusted Operating Margin

Adjusted operating margin allows us to monitor our financial performance and efficiency from period to period without the volatility noted above in our discussion of adjusted operating income and to compare our performance to industry peers on a basis that better reflects our performance in our core business. Adjusted operating margin is derived by dividing adjusted operating income by adjusted net revenues.

A
B